UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015

BANK OF THE CAROLINAS CORPORATION

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-52195	20-4989192
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

135 BOXWOOD VILLAGE DRIVE, MOCKSVILLE, NORTH CAROLINA	27028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 751-5755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger and Reorganization

On May 6, 2015, Bank of the Carolinas Corporation (the “Company”) and its wholly owned subsidiary, Bank of the Carolinas (the “Bank”), entered into a definitive agreement and plan of merger and reorganization (the “Agreement”) with Bank of the Ozarks, Inc. (“Ozarks”), and its wholly owned subsidiary, Bank of the Ozarks, relating to a proposed merger transaction. The Agreement provides that, upon the terms and subject to the conditions set forth therein, (i) the Company will merge with and into Ozarks, with Ozarks continuing as the surviving corporation (the “Merger”), and (ii) the Bank will merge with and into Bank of the Ozarks, with Bank of the Ozarks continuing as the surviving bank.

Subject to the terms and conditions of the Agreement, upon completion of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive shares of Ozarks common stock (plus cash in lieu of any fractional share) based on the purchase price of $64.7 million, subject to certain additional purchase price adjustments set forth in the Agreement. The number of Ozarks shares to be issued will be determined based on Ozarks’ 10-day average closing stock price as of the second business day prior to the closing date, subject to a minimum and maximum price of $29.28 and $48.80, respectively.

The Company has agreed to take all necessary action so that, prior to the effective time of the Merger, all outstanding options and other rights to purchase shares of the Company’s common stock will be terminated and cancelled.

The Agreement contains usual and customary representations and warranties that the Company and Ozarks made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and Ozarks and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between the Company and Ozarks rather than establishing matters as facts.

The Agreement contains customary closing conditions, including, among others, approval of the Merger by the Company’s shareholders, the registration of Ozarks common stock to be issued to the Company’s shareholders, and receipt of required regulatory approvals.

From the date of the Agreement, the Company is subject to customary nonsolicitation restrictions on its ability to solicit alternative acquisition proposals from third parties, furnish information to and engage in discussions with third parties regarding alternative acquisition proposals, release a third party from a confidentiality or standstill agreement or enter into an agreement with respect to an alternative acquisition proposal. The Company has also agreed to recommend that the Company’s shareholders vote to approve the Merger.

Notwithstanding the nonsolicitation restrictions, prior to the time that shareholder approval is obtained, the Company’s board of directors may change its recommendation to shareholders, or engage in discussions or negotiations with a third party regarding an alternative acquisition proposal or furnish information to such a third party if, but only if, prior to taking such action, the Company’s board of directors has determined in good faith, after consultation with and having considered the advice of its outside financial advisor and outside legal counsel, that such proposal constitutes a “Superior Proposal” and that the board of directors is required to take such actions to comply with its fiduciary duties to the Company’s shareholders under applicable law. The Company is required to provide Ozarks the opportunity to match such Superior Proposal or to revise its proposal such that the alternative acquisition proposal no longer constitutes a Superior Proposal. A “Superior Proposal” means any bona fide, unsolicited acquisition proposal that the Company’s board of directors reasonably determines in good faith, after consultation with its outside financial advisor and outside legal counsel, is reasonably capable of being completed and is more favorable to the shareholders of Company from a financial point of view than the Merger.

The Agreement provides certain termination rights for both the Company and Ozarks and further provides that, upon termination of the Agreement under certain circumstances, the Company will be obligated to pay Ozarks a termination fee of $2.3 million or a liquidated damages payment of $500,000.

In connection with the Agreement, certain directors and principal holders of the Company’s common stock entered into voting agreements with Ozarks agreeing to, among other things, vote their shares of the Company’s common stock in favor of the Merger and restricting the transfer of such shares of the Company’s common stock during the period between signing of the Agreement and the completion of the Merger.

The Agreement has been approved by the boards of directors of each of the Company and Ozarks. Subject to the required approval of the Company’s shareholders, requisite regulatory approvals, the effectiveness of the registration statement to be filed by Ozarks with respect to the Ozarks common stock to be issued in the transaction, and other customary closing conditions, the Merger is expected to be completed in the third quarter of 2015.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

First Amendment to Tax Benefits Preservation Plan

As originally reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 17, 2014, as amended on July 18, 2014, the Company entered into a Tax Benefits Preservation Plan, dated as of July 11, 2014 (the “Plan”), with Broadridge Corporate Issuer Solutions, Inc., as Rights Agent (the “Rights Agent”). The purpose of the Plan is to protect the Company’s ability to use certain tax assets, such as net operating loss carryforwards (the “Tax Benefits”), to offset future income. The Company’s use of the Tax Benefits in the future would be significantly limited if it experiences an “ownership change” for U.S. federal income tax purposes. In general, an “ownership change” will occur if there is a cumulative increase in the Company’s ownership by “5-percent shareholders” (as defined under U.S. income tax laws) that exceeds 50 percentage points over a rolling three-year period. The Plan is designed to reduce the likelihood that the Company will experience an ownership change by discouraging any person from becoming a beneficial owner of 4.99% or more of the then outstanding shares of its common stock.

On May 6, 2015, the Company amended the Tax Benefits Preservation Plan (the “Amendment”). The purpose of the Amendment is to clarify and make explicit, among other things, that neither the execution, delivery, or announcement of the Merger or any voting agreement entered into in connection with the Merger will cause any person to become an “Acquiring Person” nor constitute a “Shares Acquisition Date,” a “Distribution Date,” all as defined in the Plan, or otherwise cause any rights to become exercisable pursuant to the Plan.

Item 2.02	Results of Operations and Financial Condition.

On May 6, 2015, the Company posted a slide presentation on the Investor Relations page of its Internet website containing additional information regarding the Merger. The slide presentation contains certain results of the Company’s operations and financial condition as of March 31, 2015. A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The slide presentation contains certain results of the Company’s operations and financial condition as of March 31, 2015, and information based on such results, including:

-	Valuation multiples for the Merger of approximately 1.35x book value and tangible book value based on the Company’s total stockholders’ equity of $48,001,162 as of March 31, 2015

-	Total assets as of March 31, 2015 of approximately $363 million

-	Total loans as of March 31, 2015 of approximately $279 million

-	Total deposits as of March 31, 2015 of approximately $314 million

The information contained in Item 2.02 of this Current Report shall not be deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosures.

A copy of the press release announcing the Merger is furnished as Exhibit 99.1 to this Current Report.

As discussed in Item 2.02, the Company has posted on the Investor Relations page of its Internet website a slide presentation regarding the Merger. A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to such exhibit. The Company is not undertaking to update this presentation.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibits 99.1, 99.2 and 99.3 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger and Reorganization, dated as of May 6, 2015, by and among Bank of the Ozarks, Inc., Bank of the Ozarks, Bank of the Carolinas Corporation, and Bank of the Carolinas. Pursuant to Item 602(b)(2) of Regulation S-K, certain schedules to this Agreement have not been filed with this exhibit. The schedules contain various items relating to the business of and the representations and warranties made by the Company and the Bank. The Company agrees to furnish supplementally any omitted schedule to the SEC upon request.

2.2	List of Schedules to the Agreement and Plan of Merger and Reorganization

99.1	Press Release dated May 6, 2015

99.2	Slide Presentation dated May 6, 2015

99.3	Bank of the Ozarks/Bank of the Carolinas Q&A

ADDITIONAL INFORMATION

In connection with the proposed Merger, Ozarks will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) to register the Ozarks shares that will be issued to the Company’s shareholders in connection with the transaction. The registration statement will include a proxy statement of the Company and a prospectus of Ozarks and other relevant materials in connection with the proposed merger transaction involving the Company and Ozarks. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT

INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. The proxy statement/prospectus, as well as other filings containing information about the Company and Ozarks will be available without charge at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, from the Company’s website at http://www.bankofthecarolinas.com and on Ozarks’ website at http://www.bankozarks.com under the Investor Relations tab.

The Company and Ozarks and their respective directors, executive officers and certain other members of management and employees may be deemed to be “participants” in the solicitation of proxies from shareholders of the Company in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders of the Company in connection with the proposed Merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of the Company in its Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 31, 2015. You can find information about the directors and executive officers of Ozarks in its Annual Report on Form 10-K for the year ended December 31, 2014 and its definitive proxy statement filed with the SEC on March 25, 2015.

Statements contained in this Form 8-K that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to factors discussed in documents filed by the Company and Ozarks with the SEC from time to time. Neither the Company nor Ozarks undertakes and both specifically disclaim any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or Ozarks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE CAROLINAS CORPORATION

By:	/s/ Megan W. Patton
Megan W. Patton
Senior Vice President and Chief Financial Officer

Dated: May 6, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger and Reorganization, dated as of May 6, 2015, by and among Bank of the Ozarks, Inc., Bank of the Ozarks, Bank of the Carolinas Corporation, and Bank of the Carolinas. Pursuant to Item 602(b)(2) of Regulation S-K, certain schedules to this Agreement have not been filed with this exhibit. The schedules contain various items relating to the business of and the representations and warranties made by the Company and the Bank. The Company agrees to furnish supplementally any omitted schedule to the SEC upon request.

2.2	List of Schedules to the Agreement and Plan of Merger and Reorganization

99.1	Press Release dated May 6, 2015

99.2	Slide Presentation dated May 6, 2015

99.3	Bank of the Ozarks/Bank of the Carolinas Q&A